UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 2, 2026

DigitalOcean Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40252		45-5207470
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

105 Edgeview Drive, Suite 425	Broomfield	Colorado	80021
(Address of Principal Executive Offices)			(Zip Code)
(646) 827-4366
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000025 per share	DOCN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.
On November 3, 2026, DigitalOcean Holdings, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended September 30, 2026. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
On November 2, 2026, the Company entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., MUFG Securities Americas Inc., Citizens JMP Securities, LLC, Wells Fargo Securities, LLC and BMO Capital Markets Corp., as managers (each, a “Manager” and collectively, the “Managers”), to sell shares of common stock, par value $0.000025 per share, of the Company (the “Common Stock”) having an aggregate offering price of up to $1.0 billion (the “Shares”), from time to time, through an “at-the-market” offering program (the “ATM Offering”).

Upon submission of an order and subject to the terms and conditions of the Equity Distribution Agreement, the designated Manager will use its commercially reasonable efforts consistent with its normal trading and sales practices, applicable state and federal laws, rules and regulations and the rules of the New York Stock Exchange to sell the Shares from time to time based upon the Company’s instructions for the sales, including any price, time or size limits specified by the Company. Under the Equity Distribution Agreement, the Managers may sell the Shares in ordinary brokers’ transactions, to or through a market maker, on or through the New York Stock Exchange or any other market venue where the securities may be traded, in the over-the-counter market, in privately negotiated transactions, in transactions that are deemed to be “at the market offerings” as defined in Rule 415(a)(4) under the Securities Act or through any other method permitted by law. The Managers’ obligations to sell the Shares under the Equity Distribution Agreement are subject to satisfaction of certain conditions, including customary closing conditions.

The Equity Distribution Agreement provides that the Managers will be entitled to compensation for their services in the form of a commission of up to 2.0% of the aggregate gross proceeds from each sale of the Shares, and the Company has agreed to reimburse the Managers for certain specified expenses. The Company has also agreed to provide the Managers with customary indemnification and contribution rights. The Company is not obligated to sell any Shares under the Equity Distribution Agreement and may at any time suspend solicitation and offers under the Equity Distribution Agreement. The Equity Distribution Agreement may be terminated by the Company at any time by giving written notice to the Managers for any reason, or by each Manager at any time, with respect to such Manager only, by giving written notice to the Company for any reason, including but not limited to the occurrence of a material adverse change in the Company. The ATM Offering will terminate upon the termination of the Equity Distribution Agreement by the Company or the Managers.

The sales and issuances of the Shares under the Equity Distribution Agreement will be made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-294563) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2026. The Company will file a prospectus supplement with the SEC on November 3, 2026 in connection with the offer and sale of the Shares pursuant to the Equity Distribution Agreement.

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the ATM Offering, a copy of the opinion of Freshfields US LLP relating to the legality of the shares of Common Stock to be sold under the Equity Distribution Agreement is attached hereto as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities under the Equity Distribution Agreement, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1
Equity Distribution Agreement, dated as of November 2, 2026, by and among DigitalOcean Holdings, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., MUFG Securities Americas Inc., Citizens JMP Securities, LLC, Wells Fargo Securities, LLC and BMO Capital Markets Corp.

5.1	Opinion of Freshfields US LLP.
23.1	Consent of Freshfields US LLP (included in Exhibit 5.1).
99.1	Press release issued by DigitalOcean Holdings, Inc. dated November 3, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements pertaining to the ATM Offering. These forward-looking statements are based on the current expectations of the Company’s management and are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements, including those factors contained in the “Risk Factors” section of the Company’s SEC filings. It is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report on Form 8-K. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. The Company assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 3, 2026	DigitalOcean Holdings, Inc.
		By:	/s/ W. Matthew Steinfort
W. Matthew Steinfort, Chief Financial Officer